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                                  Exhibit 24

                     CERTIFICATION BY PRINCIPAL EXECUTIVE
                    OFFICER AND PRINCIPAL FINANCIAL OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING
                TO FORM 10-K FOR FISCAL YEAR ENDED MAY 3, 2002

I, Joseph M. Harris, President and Chief Executive Officer, state and attest that to the best of my knowledge, based upon a review of HLM Design, Inc.'s Annual Report on Form 10-K for the Fiscal Year ended May 3, 2002 (the "Report"):

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of HLM Design, Inc.


                       /S/  JOSEPH M. HARRIS      Subscribed and sworn to
                   -----------------------------  before me
                         Joseph M. Harris         this 30th day of July, 2002.
                   President and Chief Executive
                              Officer
                         HLM Design, Inc.
                                                      /S/  DIANNE E. MCNEFF
                                                  -----------------------------
                                                          Notary Public
                   Date: July 30, 2002
                                                  My Commission Expires:
                                                  4/5/2004

I, Vernon B. Brannon, Senior Vice President, Chief Operating Office and Chief Financial Officer, state and attest that to the best of my knowledge, based upon a review of HLM Design, Inc.'s Annual Report on Form 10-K for the Fiscal Year ended May 3, 2002 (the "Report"):

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of HLM Design, Inc.


                      /S/  VERNON B. BRANNON      Subscribed and sworn to
                   -----------------------------  before me
                         Vernon B. Brannon        this 30th day of July, 2002.
                      Chief Financial Officer
                         HLM Design, Inc.
                                                      /S/  DIANNE E. MCNEFF
                                                  -----------------------------
                                                          Notary Public
                   Date: July 30, 2002
                                                  My Commission Expires:
                                                  4/5/2004